Exhibit 99.2

AGREEMENT

This Agreement (the “Agreement”) is made and entered into as of January 22, 2013, by and among DST Systems, Inc. (the “Company”) and the entities and natural person listed on Schedule A hereto (collectively, the “Argyros Group”) (each of the Company and the Argyros Group, a “Party” to this Agreement, and collectively, the “Parties”).

RECITALS

WHEREAS, upon the recommendation of the Corporate Governance/Nominating Committee, the Company’s Board of Directors (the “Board”) has resolved (the "Resolution") that it will nominate Stephen C. Hooley, A. Edward Allinson, and Brent Law (or Brent Law’s Replacement (as defined below)) (collectively, the “2013 Nominees”) for election as directors at the Company’s 2013 annual meeting of stockholders (including any adjournment or postponement thereof, the “2013 Annual Meeting”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

ARTICLE I

AGREEMENTS

Section 1.1    Company Covenants.

(a)           Size of the Board.  The Company agrees that the size of the Board shall remain fixed at no more than nine directors at least until the conclusion of the 2014 Annual Meeting.

(b)           2013 Nominees.  The Company agrees that it shall continue to take all necessary actions to nominate the 2013 Nominees for election to the Board at the 2013 Annual Meeting for inclusion in the Company’s slate of nominees with terms expiring at the conclusion of the Company’s 2016 annual meeting of stockholders.  The Company also agrees to take all other actions necessary to implement the Resolution.

(c)           2013 Nominees Recommendation and Support.  The Company agrees to use its reasonable best efforts to cause the election of the 2013 Nominees at the 2013 Annual Meeting (including recommending that the Company’s stockholders vote in favor of the election of the 2013 Nominees and otherwise supporting them for election in a manner no less rigorous and favorable than the manner in which the Company has supported its previous nominees in the aggregate).  The Company agrees to hold the 2013 Annual Meeting no later than June 30, 2013.

(d)           Replacement.  If Brent Law (or his Replacement) is unable to serve as a nominee for election as director or to serve as a director, for any reason, the Argyros Group shall have the right to submit the name of a replacement (the “Replacement”) to the Company for its reasonable approval and who shall serve as the nominee for election as director or serve as director in the seat vacated by Brent Law (or his Replacement).  If the proposed Replacement is not approved by the Company, the Argyros Group shall have the right to submit another proposed Replacement for the Company’s reasonable approval.  The Argyros Group shall have the right to continue submitting the name of a proposed Replacement to the Company for its reasonable approval until the Company approves that such Replacement shall serve as a nominee for election as director or shall serve as a director, whereupon such person shall be appointed as the Replacement.

(e)           Reimbursement.  The Company shall reimburse the members of the Argyros Group and their respective affiliates for all legal fees and related out-of-pocket costs and expenses incurred in connection with the matters related to (i) the Company’s 2012 annual meeting of stockholders (including the negotiation and execution of the Agreement, dated February 6, 2012, by and among the Company and the Argyros Group), and (ii) the 2013 Annual Meeting (including the negotiation and execution of this Agreement) (together, the “Expenses”).  The Company shall reimburse such Expenses within five business days of the date hereof.

Section 1.2    Argyros Group Covenants.  So long as the Company has complied and is complying with its obligations set forth in this Agreement, neither the Argyros Group nor any member of the Argyros Group shall (a) nominate any person for election at the 2013 Annual Meeting; or (b) submit any proposal for consideration at, or bring any other business before, the 2013 Annual Meeting, directly or indirectly.  In addition, so long as the Company has complied and is complying with its obligations set forth in this Agreement, at the 2013 Annual Meeting each member of the Argyros Group shall cause (i) all shares of the Company’s common stock that it beneficially owns to be present for quorum purposes and (ii) (A) if only one of the 2013 Nominees shall stand for election at the 2013 Annual Meeting, one-third of the aggregate votes (after giving effect to cumulation) associated with all shares of the Company’s common stock that it beneficially owns to be cast in favor of such 2013 Nominee, (B) if only two of the 2013 Nominees shall stand for election at the 2013 Annual Meeting, two-thirds of the aggregate votes (after giving effect to cumulation) associated with all shares of the Company’s common stock that it beneficially owns to be cast in favor of such 2013 Nominees for election at the 2013 Annual Meeting, allocated evenly among such 2013 Nominees (including with respect to cumulation) unless (x) the Company notifies the Argyros Group that it is in the best interest of the Company to cumulate votes in any manner on one of such 2013 Nominees or (y) a third party other than the Argyros Group submits a dissident slate of one or more candidate(s), in which case the Argyros Group may, in their sole discretion, (1) cumulate such votes upon such 2013 Nominees in any manner, in its sole discretion, or (2) continue to allocate such votes evenly among such 2013 Nominees (including with respect to cumulation) and (C) if all three 2013 Nominees shall stand for election at the 2013 Annual Meeting, all of the aggregate votes (after giving effect to cumulation) associated with all shares of the Company’s common stock that it beneficially owns to be cast in favor of such 2013 Nominees for election at the 2013 Annual Meeting, allocated evenly among such 2013 Nominees (including with respect to cumulation) unless (x) the Company notifies the Argyros Group that it is in the best interest of the Company to cumulate votes in any manner on one or two of the 2013 Nominees or (y) a third party other than the Argyros Group submits a dissident slate of one or more candidate(s), in which case the Argyros Group may, in its sole discretion, (1) cumulate such votes upon such 2013 Nominees in any manner, in their sole discretion, or (2) continue to allocate such votes evenly among such 2013 Nominees (including with respect to cumulation).

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ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.1    Public Announcement.  Promptly following the execution of this Agreement, the Company and the Argyros Group shall jointly issue a mutually agreeable press release (the “Mutual Press Release”) announcing the terms of this Agreement, in the form attached hereto as Exhibit A.  Prior to the issuance of the Mutual Press Release, neither the Company nor the Argyros Group shall issue any press release or public announcement regarding this Agreement or the Resolution without the prior written consent of the other Party, other than any filing with the Securities and Exchange Commission (the “SEC”) required in connection with the execution and/or delivery of this Agreement.  Neither the Company nor any member of the Argyros Group shall make any public statement (including in any filing with the SEC) inconsistent with the Mutual Press Release without the written consent of the other Party.

Section 2.2    Specific Performance.  Each of the members of the Argyros Group, on the one hand, and the Company, on the other hand, acknowledges and agrees that irreparable injury to the other Party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages.  It is accordingly agreed that the members of the Argyros Group or any of them, on the one hand, and the Company, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, without the posting of any bond, and the other Party hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.  Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity.

Section 2.3    Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 2.4    Notices.  Any notices, consents, determinations, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (c) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same.  The addresses and facsimile numbers for such communications shall be:

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If to the Company:

DST Systems, Inc. 333 West 11th Street Kansas City, MO 64105 Attention: General Counsel Facsimile: 816-435-8630

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036 Attention: Eileen T. Nugent, Esq. Brandon Van Dyke, Esq. Telephone: 212-735-3000 Facsimile: 212-735-2000

If to the Argyros Group or any member of the Argyros Group:

George L. Argyros c/o Arnel & Affiliates 949 South Coast Drive Suite 600 Costa Mesa, CA 92626 Attention: Chief Investment Officer Telephone: 714-481-5053 Facsimile: 714-481-5189

With a copy to:

Gibson, Dunn & Crutcher LLP 333 South Grand Avenue Los Angeles, CA 90071 Attention: Jeffrey Le Sage, Esq. Telephone: 213-229-7504 Facsimile: 213-229-6504

Section 2.5    Applicable Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof.  Each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State

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of Delaware).  Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts.  Each of the Parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable legal requirements, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 2.6    Counterparts.  This Agreement may be executed in one or more counterparts (including by facsimile or PDF) which together shall constitute a single agreement.

Section 2.7    Certain Definitions.  As used in this Agreement, (a) the term “affiliate” shall have the meaning set forth in Rule 12b-2 under the Securities Exchange Act of 1934, as amended and shall include persons who become affiliates of any person or entity subsequent to the date hereof, and (b) the term “business day” means any day other than a Saturday, Sunday or a day on which banks in New York City are authorized or obligated by applicable law or executive order to close or are otherwise generally closed.

Section 2.8    Entire Agreement; Amendment and Waiver.  This Agreement and the Resolution contain the entire understanding of the Parties hereto.  No modifications of this Agreement can be made except in writing signed by an authorized representative of each of the Company and the Argyros Group.  No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

Section 2.9    Assignment.  No Party shall assign this Agreement or any rights or obligations hereunder.

Section 2.10   No Third Party Beneficiaries.  This Agreement is solely for the benefit of the Parties and is not enforceable by any other persons.

Signature pages follow.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the Parties as of the date first set forth above.

DST SYSTEMS, INC.

By:	/s/ Stephen C. Hooley
	Name:	Stephen C. Hooley
	Title:	Chief Executive Officer and President

Signature Page to Agreement

THE ARGYROS GROUP
GEORGE L. ARGYROS
THE ARGYROS FAMILY FOUNDATION By: George L. Argyros, chairman
THE ARGYROS FAMILY TRUST By: George L. Argyros, trustee
THE LENORE TRIGONIS TRUST ESTABLISHED UNDER THE LEON AND OLGA ARGYROS 1986 TRUST By: George L. Argyros, trustee
THE SELIA POULOS TRUST ESTABLISHED UNDER THE LEON AND OLGA ARGYROS 1986 TRUST By: George L. Argyros, trustee
GLA FINANCIAL CORPORATION By: George L. Argyros, sole shareholder
HBI FINANCIAL, INC. By: George L. Argyros, sole shareholder

By:	/s/ George L. Argyros
	Name:	George L. Argyros
	Title:	Authorized signatory

Signature Page to Agreement

SCHEDULE A

The Argyros Group

George L. Argyros
The Argyros Family Foundation
The Argyros Family Trust
The Lenore Trigonis Trust Established under the Leon and Olga Argyros 1986 Trust
The Selia Poulos Trust Established under the Leon and Olga Argyros 1986 Trust
GLA Financial Corporation
HBI Financial, Inc.

EXHIBIT A

Mutual Press Release

See attached.

DST Systems Appoints Brent L. Law to Board of Directors;
Names Lawrence Higby Lead Independent Director

KANSAS CITY, Mo., Jan. 23, 2013 /PRNewswire/ -- DST Systems, Inc. (NYSE: DST) today announced that the DST Board of Directors has appointed Brent L. Law , 47, Chief Investment Officer at Arnel & Affiliates, to the Company's Board of Directors, effective immediately.  Mr. Law succeeds Robert T. Jackson , Lead Independent Director, who has stepped down from the Board.  Lawrence M. Higby, a member of the Board since May 2011, has been appointed as Lead Independent Director.

Mr. Law will join current directors, Stephen C. Hooley , Chief Executive Officer, and A. Edward Allinson , on the Board nominated slate of candidates for election to the 2016 class of directors at the Company's 2013 Annual Meeting of Shareholders.  If the Board's nominated directors are elected, DST's Board will be comprised of eight directors, seven of whom are independent.

Mr. Higby said, "On behalf of the Board and the Company, I am pleased that Brent Law is joining the DST Board as a new independent director, and I am confident his expertise in finance and investment management will make him a valuable addition to DST.  In addition, I thank Bob for his more than six years of service to DST and his valuable contributions as former Chairman of our Audit Committee and Lead Director, and wish him all the best."

George Argyros , DST's largest shareholder and a current director, and his affiliates have expressed their support for the Board's nominated directors by agreeing to vote all of their shares, representing approximately 22% of the Company's outstanding common shares, in favor of Messrs. Allinson, Hooley and Law at the 2013 Annual Meeting.

Mr. Argyros said, "DST is a great company with significant prospects for growth and value creation.  We have a solid management team in place, led by CEO Steve Hooley , which has the full support of the Board.  The Board and management team are committed to continuing to work closely and cooperatively to enhance value for all DST shareholders.  Together, we are making great progress executing the Company's strategic priorities and positioning DST for its next phase of success."

An agreement regarding these matters will be included as an exhibit to the Company's Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

About Brent L. Law
Mr. Law currently serves as Chief Investment Officer and Director of Taxes at Arnel & Affiliates, a privately owned real estate development company based in Orange County, CA.  Prior to that, Mr. Law served as Vice President of Finance at eJets from January 2000 till October 2001. He began his career at KPMG US, where he served for nine years, most recently as a Senior Tax Manager. Mr. Law is a Certified Public Accountant and received a Master's degree in Accounting with an emphasis in Taxation and a Bachelor's degree in Accounting from Brigham Young University.

About DST Systems, Inc.
DST Systems, Inc. provides sophisticated information processing solutions and services to support the global asset management, insurance, retirement, brokerage, and healthcare industries. In addition to technology products and services, DST also provides integrated print and electronic statement and billing solutions through DST Output. DST's world-class data centers provide technology infrastructure support for financial services and healthcare companies around the globe. Headquartered in Kansas City, MO., DST is a publicly traded company on the New York Stock Exchange.

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Safe Harbor Statement
Certain material presented in the press release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events, or (ii) statements about our future business plans and strategy and other statements that describe the Company's outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "may," "will," "would," "should," "potential," "strategy," "anticipates," "estimates," "expects," "project," "predict," "intends," "plans," "believes," "targets" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to, the risk factors and cautionary statements included in the Company's periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this press release to reflect new information, future events or otherwise.

Additional Information and Where to Find It
DST Systems, Inc. (the "Company"), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company's 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting"). The Company plans to file a proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the 2013 Annual Meeting (the "2013 Proxy Statement"). STOCKHOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants, including their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2013 Proxy Statement and other materials to be filed with the SEC in connection with the 2013 Annual Meeting. Other than Mr. George L. Argyros (who owns approximately 22.0% of the Company's common stock), none of the potential participants owns in excess of 1% of the Company's common stock. Certain information about the potential participants can also be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 29, 2012, and in the Company's proxy statement for its 2012 Annual Meeting of Stockholders (the "2012 Proxy Statement"), filed with the SEC on March 15, 2012. To the extent holdings of the Company's securities have changed since the amounts printed in the 2012 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

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Stockholders will be able to obtain, free of charge, copies of the definitive 2013 Proxy Statement and any other documents filed by the Company with the SEC in connection with the 2013 Annual Meeting at the SEC's website (http://www.sec.gov), at the Company's website (http://www.dstsystems.com) or by writing to Mr. Randall D. Young , DST Systems, Inc., 333 West 11th Street, Kansas City, MO 64105.

Contacts

DST:
Kenneth V. Hager , Vice President and Chief Financial Officer
(816) 435-8603

Media:
Matthew Sherman / Nicholas Lamplough
Joele Frank , Wilkinson Brimmer Katcher
(212) 355-4449

Investors:
Art Crozier / Jennifer Shotwell / Larry Miller
Innisfree M&A Incorporated
(212) 750-5833

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